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                                                                   EXHIBIT 10.32


                                COMMERCIAL LEASE

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
Premises                             30 Doaks Lane, 1st Floor
                                     Little Harbor Office Building
                                     Marblehead, MA 01945

Lessor                               Little Harbor Realty Limited Partnership
                                     8 Doaks Lane
                                     Marblehead, MA 01945

Lessee                               The First Marblehead Corporation
                                     30 Doaks Lane, 2nd Floor
                                     Marblehead, MA 01945
                                     (781) 639-2000 Phone
                                     (781) 639-4583 Fax

Rent                                 $3,688/month or $14,752/year for months beginning 2/1/02
                                     $3,688/month or $44,256/year for year beginning 6/01/02
                                     $3,872/month or $46,464/year for year beginning 6/01/03
                                     $4,066/month or $48,792/year for year beginning 6/01/04
                                     $4,269/month or $51,228/year for year beginning 6/01/05
                                     $4,483/month or $53,796/year for year beginning 6/01/06

Term                                 Five (5) Years and Four (4) Months

Commencing                           February 01, 2002 or such later date as Radius Capital Partners vacates premises

Expiring                             May 31, 2007
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                                COMMERCIAL LEASE

1.   PARTIES

Little Harbor Realty Limited Partnership, a Massachusetts limited partnership having its principal place of business at 8 Doaks Lane, Marblehead, Massachusetts,

hereinafter referred to as LESSOR, which expression shall include its heirs, successors, and assigns where the context so admits, does hereby lease to

The First Marblehead Corporation, a Delaware corporation with a usual place of business at 30 Doaks Lane, Marblehead, Massachusetts 01945 hereinafter referred to as LESSEE, which expression shall include his successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following:

2.   PREMISES

LESSOR hereby leases to LESSEE, LESSEE hereby leases from LESSOR, upon and subject to term and provisions of this Lease the following described premises (sometimes hereinafter referred to as the "demised premises"):

Approximately 1,800 square feet of space on the first floor of the so-called Little Harbor Office Building having an address of 30A Doaks Lane, Little Harbor, Marblehead, Massachusetts, a portion of the premises currently occupied by Radius Capital Partners and as shown on Exhibit A, together with the right to use in common, with others entitled thereto, the driveways, parking areas, walkways, and hallways necessary for access to said leased premises, and the common lavatories nearest thereto.

3.   TERM

The term of this Lease shall be for five (5) years and Four (4) months commencing on February 1, 2002 and ending on May 31, 2007.

4.   BASE RENT

As Base Rent, the LESSEE shall pay to the LESSOR rent in accordance with the following schedule during the term of this Lease:

     $3,688/month or $14,752/ for the period beginning February 1, 2002 $3,688/month or $44,256/year for the period beginning June 1, 2002 $3,872/month or $46,464/year for the period beginning June 1, 2003 $4,066/month or $48,792/year for the period beginning June 1, 2004 $4,269/month or $51,228/year for the period beginning June 1, 2005 $4,483/month or $53,796/year for the period beginning June 1, 2006

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payable in advance in installments due on the first of each month commencing
February 1, 2002, or such later date as Radius Capital Partners vacate the premises.

5.   SECURITY DEPOSITS

The security deposit shall be $4,483.00, which shall be held as a security for the LESSEE'S performance as herein provided and refunded to the LESSEE at the end of this Lease subject to LESSEE'S satisfactory compliance with the conditions thereof.

6.   ADDITIONAL RENT AND LATE FEES

As additional rent, the LESSEE shall pay the LESSOR, in addition to any amounts specified in Clause #4 above, such amounts as are specified below:

     1) Four and nine-tenths percent (4.9%) of any increase in real estate taxes levied against the land and building, of which the leased premises are a part, over those incurred or levied during the fiscal year 2001. The taxes for all the parcels comprising the land and buildings for said fiscal year are not known at this time since the tax rate has not been set. Said parcels include those shown on the 2000 Marblehead Assessors Map Page 169 as Block 19, 19A, 20, 22 and 54.

     2) This increase shall be prorated should this Lease terminate before the end of any fiscal year. The LESSEE shall make payment within thirty
          (30) days of written notice from the LESSOR that the increased taxes are payable by the LESSOR.

     3) In the event LESSEE fails to pay rent due under this Lease within seven (7) days of due date of said Rent, LESSEE shall pay to LESSOR a late charge of ten percent (10%) on the amount overdue. Any Rent not paid when due shall also bear interest.

7.   UTILITIES

The LESSEE shall pay for all LESSEE'S utilities, including electricity and gas for heat and hot water for LESSEE'S premises. The LESSOR shall pay for water and sewer use charges in the common bathrooms.

8.   USE OF LEASED PREMISES

The LESSEE shall use the leased premises only for office purposes.

9.   COMPLIANCE WITH LAWS

The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

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10.  FIRE INSURANCE

The LESSEE shall not permit any use of the leased premises which will increase in cost or make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to such association.

11.  MAINTENANCE OF PREMISES

The LESSEE agrees to maintain the leased premises in the same condition as they are at the commencement of the term or as they may be put in during the term of this Lease, reasonable wear and tear, damage by fire and other casualty only excepted, acknowledging that the leased premises are now in good order.

Maintenance and routine repairs of the mechanical systems, including heating and cooling systems, shall be the sole responsibility of the LESSEE, including but not limited to necessary repairs and replacement, maintenance, adjustment, changing of filters, spring and fall servicing and any other costs associated with keeping the equipment in good running order, [except for the replacement of the entire heating, cooling or mechanical system or a "major" sub-component thereof, such as a compressor or heat exchanger, which shall be the responsibility of the LESSOR; for the purpose of defining "major," any component for which the parts cost more than $500 shall be deemed to be "major']. LESSEE agrees to contract and pay for routine maintenance and parts and preventive care to keep said systems in good operating order. Failure to so maintain these systems on a periodic basis will cause the LESSEE to be responsible in the event that the entire system should fail as a proximate result of such neglect or failure to maintain.

The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of the LESSOR before erecting any sign on the premises.

The LESSOR shall maintain in good order and condition the foundation, roof, structural components, common areas, grounds, sidewalks, driveway and parking areas of the building and lot area of which the premises are a part.

The LESSOR represents that to the best of his knowledge the mechanical systems of the leased premises have been maintained in good order and repair.

12.  ALTERATIONS-ADDITIONS

The LESSEE shall not make structural alterations or additions to the leased premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of the LESSEE and shall cause any

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such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13.  ASSIGNMENT-SUBLEASING

The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSOR'S written consent which consent shall not be unreasonably withheld or delayed. If such consent is given, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this Lease.

14.  SUBORDINATION

This Lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this Lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15.  LESSOR'S ACCESS

The LESSOR or agent of the LESSOR may, at reasonable times, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16.  INDEMNIFICATION AND LIABILITY

The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by the LESSEE'S negligence. The removal of snow and ice from sidewalks bordering upon the leased premises and from the parking areas adjacent thereto shall be LESSOR'S responsibility.

17.  LESSEE'S LIABILITY INSURANCE

The LESSEE shall maintain with respect to the leased premises and the property, of which the leased premises are a part, comprehensive public liability insurance in the amount as is now insured in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as the LESSEE against injury to persons or damage to property as well as the LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be canceled without at lest ten (10) days prior written notice to each assured named therein.

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18.  FIRE, CASUALTY-EMINENT DOMAIN

Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this Lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate his Lease if:

     (a) The LESSOR fails to give written notice within sixty (60) days of intention to restore leased premises, or

     (b) The LESSOR fails to restore the leased premises to conditions substantially suitable for their intended use within four (4) months of said fire, casualty, or taking.

The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

19.  DEFAULT AND BANKRUPTCY

In the event that:
(a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

(b) The LESSEE shall default in the observance or performance of any other of the LESSEE'S covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

(c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment be made of LESSEE'S property for the benefit of creditors,

then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this Lease ended, and remove the LESSEE'S effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any article of this Lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of twelve (12) percent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

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20.  NOTICE

Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be duly served, if left at the leased premises addressed to the LESSEE, or, if mailed to the leased premises registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be paid and sent to the LESSOR at 8 Doaks Lane, Marblehead, MA 01945.

21.  SURRENDER

The LESSEE shall at the expiration or other termination of this Lease remove all LESSEE'S goods and effects from the leased premises, (including without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized without liability to LESSEE for loss or damage thereto, and at sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceed of such sale to the payment of any sum due hereunder, or to destroy such property.

22.  HOLDING OVER

LESSEE shall pay LESSOR 150% of the amount of Rent then applicable, prorated on a per diem basis, for each day LESSEE shall retain possession of the Premises or any part thereof after expiration or earlier termination of this Lease, together with all damages sustained by LESSOR on account thereof. The foregoing provisions shall not serve as permission for LESSEE to hold over, nor serve to extend the Term (although LESSEE shall remain bound to comply with all provisions of this Lease until LESSEE vacates the Premises) and LESSOR shall have the right at any time thereafter to enter and possess the Premises and remove all property and persons therefrom. No acceptance by LESSOR of any Rent during or for any period following the expiration of termination of the Lease shall operate or be construed as an extension or renewal of the Lease Term.

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IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this ______ day of _____________, 200_.


LESSEE:                               LESSOR:

THE FIRST MARBLEHEAD CORP.            LITTLE HARBOR REALTY LTD.
                                      PARTNERSHIP

                                      BY: LITTLE HARBOR CO., INC.

                                      ITS GENERAL PARTNER

By:                                   By:

/s/Daniel Meyers
----------------------------------    -----------------------------------------
Daniel Meyers, Chairman               Edward T. Moore, Its President

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